Hospitality Properties Trust Exhibit 99.2 Fourth Quarter 2018 Supplemental Operating and Financial Data Marriott Courtyard Phoenix Camelback Phoenix, AZ Operator: Marriott International, Inc. Guest Rooms: 155 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE CORPORATE INFORMATION 6 Company Profile 7,8 Investor Information 9 Research Coverage 10 FINANCIALS Key Financial Data 12 Consolidated Balance Sheets 13 TABLE OF CONTENTS TABLE Consolidated Statements of Income 14 Notes to Consolidated Statements of Income 15 Consolidated Statements of Cash Flows 16 Debt Summary 17 Debt Maturity Schedule 18 Leverage Ratios, Coverage Ratios and Public Debt Covenants 19 FF&E Reserve Escrows 20 Property Acquisition and Disposition Information Since January 1, 2018 21 Calculation of EBITDA and Adjusted EBITDA 22 Calculation of Funds from Operations (FFO) and Normalized FFO Available for Common Shareholders 23 Non-GAAP Financial Measures Definitions 24 OPERATING AGREEMENTS AND PORTFOLIO INFORMATION Portfolio by Operating Agreement and Manager 26 Portfolio by Brand 27 Operating Agreement Information 28-30 Operating Statistics by Hotel Operating Agreement and Manager 31 Coverage by Operating Agreement and Manager 32 Hospitality Properties Trust 2 Supplemental Operating and Financial Data, December 31, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR HOTEL MANAGERS’ OR TENANTS’ ABILITIES TO PAY THE CONTRACTUAL AMOUNTS OF RETURNS OR RENTS DUE TO US, • OUR ABILITY TO COMPETE FOR ACQUISITIONS EFFECTIVELY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR INTENT TO MAKE IMPROVEMENTS TO CERTAIN OF OUR PROPERTIES AND THE SUCCESS OF OUR HOTEL RENOVATIONS, • OUR ABILITY TO ENGAGE AND RETAIN QUALIFIED MANAGERS AND TENANTS FOR OUR HOTELS AND TRAVEL CENTERS ON SATISFACTORY TERMS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR CREDIT RATINGS, • THE ABILITY OF TRAVELCENTERS OF AMERICA LLC, OR TA, TO PAY CURRENT AND DEFERRED RENT AMOUNTS AND OTHER OBLIGATIONS DUE TO US, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • CHANGES IN FEDERAL OR STATE TAX LAWS, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, AVAILABLE FOR COMMON SHAREHOLDERS, NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR MANAGERS AND TENANTS, • COMPETITION WITHIN THE REAL ESTATE, HOTEL, TRANSPORTATION AND TRAVEL CENTER INDUSTRIES, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL, AND • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, TA, SONESTA INTERNATIONAL HOTELS CORPORATION, OR SONESTA, RMR INC., THE RMR GROUP LLC, OR RMR LLC, AIC AND OTHERS AFFILIATED WITH THEM. WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO MAINTAIN OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, Hospitality Properties Trust 3 Supplemental Operating and Financial Data, December 31, 2018

• THE SECURITY DEPOSITS WHICH WE HOLD ARE NOT IN SEGREGATED CASH ACCOUNTS OR OTHERWISE SEPARATE FROM OUR OTHER ASSETS AND LIABILITIES. ACCORDINGLY, WHEN WE RECORD INCOME BY REDUCING OUR SECURITY DEPOSIT LIABILITIES, WE DO NOT RECEIVE ANY ADDITIONAL CASH PAYMENT. BECAUSE WE DO NOT RECEIVE ANY ADDITIONAL CASH PAYMENT AS WE APPLY SECURITY DEPOSITS TO COVER PAYMENT SHORTFALLS, THE FAILURE OF OUR MANAGERS OR TENANTS TO PAY MINIMUM RETURNS OR RENTS DUE TO US MAY REDUCE OUR CASH FLOWS AND OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS, • AS OF DECEMBER 31, 2018, APPROXIMATELY 74% OF OUR AGGREGATE ANNUAL MINIMUM RETURNS AND RENTS WERE SECURED BY GUARANTEES OR SECURITY DEPOSITS FROM OUR MANAGERS AND TENANTS. THIS MAY IMPLY THAT THESE MINIMUM RETURNS AND RENTS WILL BE PAID. IN FACT, CERTAIN OF THESE GUARANTEES AND SECURITY DEPOSITS ARE LIMITED IN AMOUNT AND DURATION AND ALL THE GUARANTEES ARE SUBJECT TO THE GUARANTORS’ ABILITIES AND WILLINGNESS TO PAY. WE CANNOT BE SURE OF THE FUTURE FINANCIAL PERFORMANCE OF OUR PROPERTIES AND WHETHER SUCH PERFORMANCE WILL COVER OUR MINIMUM RETURNS AND RENTS, WHETHER THE GUARANTEES OR SECURITY DEPOSITS WILL BE ADEQUATE TO COVER FUTURE SHORTFALLS IN THE MINIMUM RETURNS OR RENTS DUE TO US WHICH THEY GUARANTEE OR SECURE, OR REGARDING OUR MANAGERS’, TENANTS’ OR GUARANTORS’ FUTURE ACTIONS IF AND WHEN THE GUARANTEES AND SECURITY DEPOSITS EXPIRE OR ARE DEPLETED OR THEIR ABILITIES OR WILLINGNESS TO PAY MINIMUM RETURNS AND RENTS OWED TO US. MOREOVER, THE SECURITY DEPOSITS WE HOLD ARE NOT SEGREGATED FROM OUR OTHER ASSETS AND THE APPLICATION OF SECURITY DEPOSITS TO COVER PAYMENT SHORTFALLS WILL RESULT IN US RECORDING INCOME, BUT WILL NOT RESULT IN US RECEIVING ADDITIONAL CASH. THE BALANCE OF OUR ANNUAL MINIMUM RETURNS AND RENTS AS OF DECEMBER 31, 2018 WAS NOT SECURED BY GUARANTEES OR SECURITY DEPOSITS, • THE $35.7 MILLION LIMITED GUARANTY FROM WYNDHAM HOTELS & RESORTS, INC., OR WYNDHAM, WAS DEPLETED DURING THE YEAR ENDED DECEMBER 31, 2017 AND REMAINS DEPLETED. WE DO NOT HOLD A SECURITY DEPOSIT WITH RESPECT TO AMOUNTS DUE UNDER THE WYNDHAM AGREEMENT. WYNDHAM HAS PAID 85% OF THE MINIMUM RETURNS DUE TO US FOR THE YEAR ENDED DECEMBER 31, 2018 AND FOR JANUARY AND FEBRUARY 2019. WE CANNOT BE SURE AS TO WHETHER WYNDHAM WILL CONTINUE TO PAY AT LEAST THE GREATER OF AVAILABLE HOTEL CASH FLOWS AFTER PAYMENT OF HOTEL OPERATING EXPENSES AND 85% OF THE MINIMUM RETURNS DUE TO US OR IF WYNDHAM WILL DEFAULT ON ITS PAYMENTS, • WE HAVE NO GUARANTEES OR SECURITY DEPOSITS FOR THE MINIMUM RETURNS DUE TO US FROM OUR MARRIOTT NO. 1 OR OUR SONESTA AGREEMENT. ACCORDINGLY, WE MAY RECEIVE AMOUNTS THAT ARE LESS THAN THE CONTRACTUAL MINIMUM RETURNS STATED IN THESE AGREEMENTS, • WE HAVE RECENTLY RENOVATED CERTAIN HOTELS AND ARE CURRENTLY RENOVATING ADDITIONAL HOTELS. WE CURRENTLY EXPECT TO FUND APPROXIMATELY $260.0 MILLION IN 2019 AND $39.0 MILLION IN 2020 FOR RENOVATIONS AND OTHER CAPITAL IMPROVEMENT COSTS AT CERTAIN OF OUR HOTELS. THE COST OF CAPITAL PROJECTS ASSOCIATED WITH SUCH RENOVATIONS MAY BE GREATER THAN WE CURRENTLY ANTICIPATE. OPERATING RESULTS AT OUR HOTELS MAY DECLINE AS A RESULT OF HAVING ROOMS OUT OF SERVICE OR OTHER DISRUPTIONS DURING RENOVATIONS. ALSO, WHILE OUR FUNDING OF THESE CAPITAL PROJECTS WILL CAUSE OUR CONTRACTUAL MINIMUM RETURNS TO INCREASE, THE HOTELS’ OPERATING RESULTS MAY NOT INCREASE OR MAY NOT INCREASE TO THE EXTENT THAT THE MINIMUM RETURNS INCREASE. ACCORDINGLY, COVERAGE OF OUR MINIMUM RETURNS AT THESE HOTELS MAY REMAIN DEPRESSED FOR AN EXTENDED PERIOD, • OUR EXPECTATION THAT WE WILL RENOVATE FEWER HOTELS IN 2019 THAN IN RECENT PAST YEARS MAY IMPLY THAT OUR HOTEL ROOM REVENUE PER DAY PER AVAILABLE ROOM, OR REVPAR, AND OPERATING INCOME FROM OUR COMPARABLE HOTELS WILL IMPROVE. HOWEVER, OUR COMPARABLE HOTEL REVPAR AND OUR OPERATING INCOME MAY NOT IMPROVE AND MAY DECLINE, AND THE NUMBER OF HOTELS WE RENOVATE IN 2019 MAY EXCEED OUR EXPECTATIONS DUE TO VARIOUS POSSIBLE REASONS, INCLUDING CHANGED CONDITIONS AND COMPETITIVE DEMANDS, • WE CURRENTLY EXPECT TO PURCHASE FROM TA DURING 2019 APPROXIMATELY $30.0 MILLION OF CAPITAL IMPROVEMENTS TA EXPECTS TO MAKE TO THE TRAVEL CENTERS WE LEASE TO TA. PURSUANT TO THE TERMS OF THE APPLICABLE LEASES, THE ANNUAL RENT PAYABLE TO US BY TA WILL INCREASE AS A RESULT OF ANY SUCH PURCHASES. WE MAY ULTIMATELY PURCHASE MORE OR LESS THAN THIS BUDGETED AMOUNT. TA MAY NOT REALIZE RESULTS FROM ANY OF THESE CAPITAL IMPROVEMENTS WHICH EQUAL OR EXCEED THE INCREASED ANNUAL RENTS IT WILL BE OBLIGATED TO PAY TO US, WHICH COULD INCREASE THE RISK OF TA BEING UNABLE TO PAY AMOUNTS DUE TO US, • WE EXPECT TO RECOGNIZE A GAIN OF APPROXIMATELY $160.0 MILLION FROM OUR SALE OF 20 TRAVEL CENTERS TO TA IN THE FIRST QUARTER OF 2019. ANY GAIN WE MAY RECOGNIZE MAY BE LESS THAN THE AMOUNT WE CURRENTLY EXPECT, • HOTEL ROOM DEMAND AND TRUCKING ACTIVITY ARE OFTEN REFLECTIONS OF THE GENERAL ECONOMIC ACTIVITY IN THE COUNTRY AND IN THE GEOGRAPHIC AREAS WHERE OUR PROPERTIES ARE LOCATED. IF ECONOMIC ACTIVITY DECLINES, HOTEL ROOM DEMAND AND TRUCKING ACTIVITY MAY DECLINE AND THE OPERATING RESULTS OF OUR HOTELS AND TRAVEL CENTERS MAY DECLINE, THE FINANCIAL RESULTS OF OUR HOTEL MANAGERS AND OUR TENANTS, INCLUDING TA, MAY SUFFER AND THESE MANAGERS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS. ALSO, DEPRESSED OPERATING RESULTS FROM OUR PROPERTIES FOR EXTENDED PERIODS MAY RESULT IN THE OPERATORS OF SOME OR ALL OF OUR HOTELS AND OUR TRAVEL CENTERS BECOMING UNABLE OR UNWILLING TO MEET THEIR OBLIGATIONS OR THEIR GUARANTEES AND SECURITY DEPOSITS WE HOLD MAY BE EXHAUSTED, FORWARD LOOKING STATEMENTS (continued) LOOKING STATEMENTS FORWARD • HOTEL AND OTHER COMPETITIVE FORMS OF TEMPORARY LODGING SUPPLY (FOR EXAMPLE, AIRBNB) HAVE BEEN INCREASING AND MAY AFFECT OUR HOTEL OPERATORS' ABILITY TO GROW AVERAGE DAILY RATE, OR ADR, AND OCCUPANCY, AND ADR AND OCCUPANCY COULD DECLINE DUE TO INCREASED COMPETITION WHICH MAY CAUSE OUR HOTEL OPERATORS TO BECOME UNABLE TO PAY OUR RETURNS OR RENTS, • IF THE CURRENT LEVEL OF COMMERCIAL ACTIVITY IN THE COUNTRY DECLINES, IF THE PRICE OF DIESEL FUEL INCREASES SIGNIFICANTLY, IF FUEL CONSERVATION MEASURES ARE INCREASED, IF FREIGHT BUSINESS IS DIRECTED AWAY FROM TRUCKING, IF TA IS UNABLE TO EFFECTIVELY COMPETE OR OPERATE ITS BUSINESS, IF FUEL EFFICIENCIES, THE USE OF ALTERNATIVE FUELS OR TRANSPORTATION TECHNOLOGIES REDUCE THE DEMAND FOR PRODUCTS AND SERVICES TA SELLS OR FOR VARIOUS OTHER REASONS, TA MAY BECOME UNABLE TO PAY CURRENT AND DEFERRED RENTS DUE TO US, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES THAT GENERATE RETURNS OR CAN BE LEASED FOR RENTS WHICH EXCEED OUR OPERATING AND CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE AND WE MAY FAIL TO REACH AGREEMENT WITH THE SELLERS AND COMPLETE THE PURCHASES OF ANY PROPERTIES WE DO WANT TO ACQUIRE. IN ADDITION, ANY PROPERTIES WE MAY ACQUIRE MAY NOT GENERATE RETURNS OR RENTS WHICH EXCEED OUR OPERATING AND CAPITAL COSTS, • WE BELIEVE THAT OUR PORTFOLIO AGREEMENTS INCLUDE DIVERSE GROUPS OF PROPERTIES. OUR PORTFOLIO AGREEMENTS MAY NOT INCREASE THE SECURITY OF OUR CASH FLOWS OR INCREASE THE LIKELIHOOD OUR AGREEMENTS WILL BE RENEWED AS WE EXPECT, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES AND ANY RELATED MANAGEMENT OR LEASE ARRANGEMENTS WE EXPECT TO ENTER MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE, Hospitality Properties Trust 4 Supplemental Operating and Financial Data, December 31, 2018

• AT DECEMBER 31, 2018, WE HAD $26.0 MILLION OF CASH AND CASH EQUIVALENTS, $823.0 MILLION AVAILABLE UNDER OUR $1.0 BILLION REVOLVING CREDIT FACILITY AND SECURITY DEPOSITS AND GUARANTEES COVERING SOME OF OUR MINIMUM RETURNS AND RENTS. THESE STATEMENTS MAY IMPLY THAT WE HAVE ABUNDANT WORKING CAPITAL AND LIQUIDITY. HOWEVER, OUR MANAGERS AND TENANTS MAY NOT BE ABLE TO FUND MINIMUM RETURNS AND RENTS DUE TO US FROM OPERATING OUR PROPERTIES OR FROM OTHER RESOURCES; IN THE PAST AND CURRENTLY, CERTAIN OF OUR TENANTS AND HOTEL MANAGERS HAVE IN FACT NOT PAID THE MINIMUM AMOUNTS DUE TO US FROM THEIR OPERATIONS OF OUR LEASED OR MANAGED PROPERTIES. ALSO, CERTAIN OF THE SECURITY DEPOSITS AND GUARANTEES WE HAVE TO COVER ANY SUCH SHORTFALLS ARE LIMITED IN AMOUNT AND DURATION, AND ANY SECURITY DEPOSITS WE APPLY FOR SUCH SHORTFALLS DO NOT RESULT IN ADDITIONAL CASH FLOWS TO US. OUR PROPERTIES REQUIRE, AND WE HAVE AGREED TO PROVIDE, SIGNIFICANT FUNDING FOR CAPITAL IMPROVEMENTS, RENOVATIONS AND OTHER MATTERS. ACCORDINGLY, WE MAY NOT HAVE SUFFICIENT WORKING CAPITAL OR LIQUIDITY, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOAN MAY BE INCREASED TO UP TO $2.3 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOAN IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOAN AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., TA, SONESTA, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • RMR INC. MAY REDUCE THE AMOUNT OF ITS DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, AND • MARRIOTT INTERNATIONAL, INC., OR MARRIOTT, HAS NOTIFIED US THAT IT DOES NOT INTEND TO EXTEND ITS LEASE FOR OUR RESORT HOTEL ON KAUAI, HAWAII WHEN THAT LEASE EXPIRES ON DECEMBER 31, 2019 AND WE ARE HAVING DISCUSSIONS WITH MARRIOTT ABOUT THE FUTURE OF THIS HOTEL. THESE STATEMENTS MAY IMPLY THAT MARRIOTT WILL NOT OPERATE THIS HOTEL IN THE FUTURE OR THAT WE MAY RECEIVE LESS CASH FLOWS FROM THIS HOTEL IN THE FUTURE. AT THIS TIME WE CANNOT PREDICT HOW OUR DISCUSSIONS WITH MARRIOTT WILL IMPACT THE FUTURE OF THIS HOTEL. FOR EXAMPLE, THIS HOTEL MAY CONTINUE TO BE OPERATED BY MARRIOTT ON DIFFERENT CONTRACT TERMS THAN THE CURRENT LEASE, WE MAY IDENTIFY A DIFFERENT OPERATOR FOR THIS HOTEL OR THE CASH FLOWS WHICH WE RECEIVE FROM OUR OWNERSHIP OF THIS HOTEL MAY BE DIFFERENT THAN THE RENT WE NOW RECEIVE. ALSO, ALTHOUGH THE CURRENT LEASE EXPIRES ON DECEMBER 31, 2019, WE AND MARRIOTT MAY AGREE UPON A DIFFERENT TERMINATION DATE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR EXPENSES, CHANGES IN OUR MANAGERS’ OR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR HOTEL ROOMS OR FUEL OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS”, OR INCORPORATED HEREIN OR THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. FORWARD LOOKING STATEMENTS (continued) LOOKING STATEMENTS FORWARD YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. Hospitality Properties Trust 5 Supplemental Operating and Financial Data, December 31, 2018

CORPORATE INFORMATION Sonesta Resort Hilton Head Island Hilton Head, SC Operator:Hospitality Sonesta Properties International Trust Hotels Corp. Guest Rooms:Supplemental 340 Operating and Financial Data, December 31, 2018

COMPANY PROFILE The Company: Corporate Headquarters: Hospitality Properties Trust, or HPT, we, our, or us, is a real estate investment trust, or REIT. As of December 31, Two Newton Place 2018, we owned 326 hotels and 199 travel centers located in 45 states, Puerto Rico and Canada. Our properties 255 Washington Street, Suite 300 are operated by other companies under long term management or lease agreements. We have been investment Newton, MA 02458-1634 grade rated since 1998 and we are currently included in a number of financial indices, including the S&P MidCap (t) (617) 964-8389 400 Index, the Russell 1000 Index, the MSCI U.S. REIT Index, the FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index. Stock Exchange Listing: COMPANY PROFILE COMPANY Management: Nasdaq Trading Symbol: HPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and Common Shares: HPT related businesses. RMR primarily provides management services to four publicly traded equity REITs and three Senior Unsecured Debt Ratings: real estate related operating businesses. In addition to managing HPT, RMR manages Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Office Properties Income Trust, a REIT that Standard & Poor's: BBB- owns buildings primarily leased to single tenants and those with high credit quality characteristics such as Moody's: Baa2 government entities, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living Key Data (as of December 31, 2018): and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly (dollars in 000s) traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels (including some of the hotels that HPT owns) and cruise ships, and TravelCenters of Total properties: 525 America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway Hotels 326 System (including all the travel centers that HPT owns) and restaurants. RMR also advises the RMR Real Estate Travel centers 199 Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, Number of hotel rooms/suites 50,543 and Tremont Mortgage Trust, a publicly traded mortgage REIT, through wholly owned SEC registered investment Q4 2018 total revenues $ 550,799 advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund Q4 2018 net loss available for focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties common shareholders $ (108,860) throughout the U.S. As of December 31, 2018, RMR had $29.7 billion of real estate assets under management Q4 2018 Normalized FFO and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 available for common properties and over 50,000 employees. We believe that being managed by RMR is a competitive advantage for shareholders(1) $ 99,994 HPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR (1) See page 23 for the calculation of FFO available provides management services to us at costs that are lower than we would have to pay for similar quality for common shareholders and Normalized FFO available for common shareholders and a services. reconciliation of net income (loss) available for common shareholders, determined in accordance with U.S. generally accepted accounting principles, or GAAP, to these amounts. Hospitality Properties Trust 7 Supplemental Operating and Financial Data, December 31, 2018

COMPANY PROFILE Operating Statistics by Operating Agreement (as of 12/31/18) (dollars in thousands): Number of Rooms or Percent of Total Suites (Hotels) / Annualized Annualized Number of Land Acreage Minimum Minimum Coverage (3) RevPAR Change (4) Operating Agreement (1) Properties (Travel Centers) Return / Rent (2) Return / Rent Q4 LTM Q4 LTM Marriott (No. 1) 53 7,609 $ 70,137 8% 0.99x 1.20x 0.2% (0.2%) Marriott (No. 234) 68 9,120 107,350 13% 0.95x 1.09x 0.1% 0.3% Marriott (No. 5) 1 356 10,321 1% 0.86x 1.05x 9.7% 11.3% Subtotal / Average Marriott 122 17,085 187,808 22% 0.96x 1.13x 0.7% 0.7% IHG 100 16,354 193,695 22% 0.82x 1.06x (3.0%) (0.2%) Sonesta 51 8,862 127,089 14% 0.50x 0.66x 1.0% (2.2%) Wyndham 22 3,579 29,283 4% 0.42x 0.67x (12.5%) (5.1%) Hyatt 22 2,724 22,037 3% 0.71x 1.04x (4.5%) (2.0%) COMPANY PROFILE (continued) COMPANY Radisson 9 1,939 18,920 2% 0.79x 1.11x (2.4%) (1.5%) Subtotal / Average Hotels 326 50,543 578,832 67% 0.77x 0.97x (1.5%) (0.8%) TA (No. 1) 40 825 53,712 6% 1.64x 1.66x N/A N/A TA (No. 2) 40 957 54,855 6% 1.67x 1.67x N/A N/A TA (No. 3) 39 909 54,754 6% 1.67x 1.63x N/A N/A TA (No. 4) 40 1,091 55,363 7% 1.44x 1.51x N/A N/A TA (No. 5) 40 1,148 70,547 8% 1.56x 1.67x N/A N/A Subtotal / Average Travel Centers 199 4,930 289,231 33% 1.59x 1.63x N/A N/A Total / Average 525 50,543 / 4,930 $ 868,063 100% 1.04x 1.19x (1.5%) (0.8%) (1) See pages 28 through 30 for additional information regarding each of our operating agreements. (2) Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to recognize rental income on a straight line basis in accordance with GAAP. (3) We define coverage as total property level revenues minus all property level expenses and FF&E reserve escrows that are not subordinated to minimum returns or rents due to us divided by the minimum returns or rents due to us (which data is provided to us by our managers or tenants). Coverage amounts for our agreement with InterContinental Hotels Group, plc, or IHG, and our agreement with Radisson Hospitality, Inc., or Radisson, include data for certain hotels for periods prior to when we acquired ownership of them. Coverage amounts for our agreement with Sonesta include data for one hotel prior to our ownership and one hotel prior to when it was managed by Sonesta. (4) RevPAR change is the RevPAR percentage change in the period ended December 31, 2018 over the comparable year earlier period. RevPAR amounts for our IHG and Radisson agreements include data for periods prior to our ownership of certain hotels. RevPAR amounts for our agreement with Sonesta include data for one hotel prior to our ownership and one hotel prior to when it was managed by Sonesta. Hospitality Properties Trust 8 Supplemental Operating and Financial Data, December 31, 2018

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche John L. Harrington William A. Lamkin Independent Trustee Lead Independent Trustee Independent Trustee John G. Murray Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management John G. Murray Brian E. Donley Ethan S. Bornstein President and Chief Executive Officer Chief Financial Officer and Treasurer Senior Vice President Contact Information Investor Relations Inquiries Hospitality Properties Trust Financial inquiries should be directed to Brian E. Donley, Two Newton Place Chief Financial Officer and Treasurer, at (617) 964-8389 255 Washington Street, Suite 300 or bdonley@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 Investor and media inquiries should be directed to (email) info@hptreit.com Katie Strohacker, Senior Director, Investor Relations at (website) www.hptreit.com (617) 796-8232, or kstrohacker@rmrgroup.com. Hospitality Properties Trust 9 Supplemental Operating and Financial Data, December 31, 2018

RESEARCH COVERAGE Equity Research Coverage Baird D.A. Davidson & Co. B. Riley | FBR Michael Bellisario James O. Lykins Bryan Maher (414) 298-6130 (503) 603-3041 (646) 885-5423 mbellisario@rwbaird.com jlykins@dadco.com bmaher@fbr.com Janney Montgomery Scott Stifel Nicolaus Wells Fargo Securities Tyler Batory Simon Yarmak Jeffrey Donnelly RESEARCH COVERAGE (215) 665-4448 (443) 224-1345 (617) 603-4262 tbatory@janney.com yarmaks@stifel.com jeff.donnelly@wellsfargo.com Debt Research Coverage Wells Fargo Securities Thierry Perrein (704) 715-8455 thierry.perrein@wellsfargo.com Rating Agencies Moody’s Investors Service Standard & Poor’s Dilara Sukhov Michael Souers (212) 553-1438 (212) 438-2508 dilara.sukhov@moodys.com michael.souers@standardandpoors.com HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding HPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management. HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Hospitality Properties Trust 10 Supplemental Operating and Financial Data, December 31, 2018

FINANCIALS Staybridge Suites Denver South-Park Meadows Lone Tree, CO Hospitality Properties Trust Operator: InterContinental Hotels Group Supplemental Operating and Financial Data, December 31, 2018 Guest Rooms: 115

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 Selected Balance Sheet Data: Total gross assets (1) $ 10,150,463 $ 10,250,294 $ 10,134,850 $ 9,980,751 $ 9,934,863 Total assets $ 7,177,079 $ 7,251,553 $ 7,225,362 $ 7,120,874 $ 7,150,385 Total liabilities $ 4,579,648 $ 4,458,982 $ 4,464,693 $ 4,370,900 $ 4,394,963 Total shareholders' equity $ 2,597,431 $ 2,792,571 $ 2,760,669 $ 2,749,974 $ 2,755,422 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Total revenues $ 550,799 $ 603,153 $ 611,951 $ 528,633 $ 535,142 Net income (loss) available for common shareholders $ (108,860) $ 117,099 $ 97,289 $ 80,206 $ 31,545 Adjusted EBITDA (2) (3) $ 149,773 $ 225,676 $ 226,898 $ 202,956 $ 135,312 Funds from operations (FFO) available for common shareholders (4) $ (6,091) $ 218,106 $ 196,973 $ 179,823 $ 131,393 Normalized FFO available for common shareholders (3) (4) $ 99,994 $ 174,653 $ 176,193 $ 154,868 $ 87,865 Per Share Data (basic and diluted): Net income (loss) available for common shareholders $ (0.66) $ 0.71 $ 0.59 $ 0.49 $ 0.19 FFO available for common shareholders (4) $ (0.04) $ 1.33 $ 1.20 $ 1.10 $ 0.80 Normalized FFO available for common shareholders (3) (4) $ 0.61 $ 1.06 $ 1.07 $ 0.94 $ 0.54 Dividend Data: Annualized dividends paid per share during the period $ 2.12 $ 2.12 $ 2.12 $ 2.08 $ 2.08 Annualized dividend yield (at end of period) (5) 8.9% 7.4% 7.4% 8.2% 7.0% Normalized FFO available for common shareholders payout ratio (3) (4) 86.9% 50.0% 49.5% 55.3% 96.3% (1) Total gross assets is total assets plus accumulated depreciation. (2) See page 22 for the calculation of EBITDA and Adjusted EBITDA and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts. (3) Adjusted EBITDA and Normalized FFO available for common shareholders for the three months ended December 31, 2018 and 2017 include $53,635, or $0.33 per share, and $74,573, or $0.45 per share, respectively, of business management incentive fee expense. (4) See page 23 for the calculation of FFO available for common shareholders and Normalized FFO available for common shareholders and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to these amounts. (5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Hospitality Properties Trust 12 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED BALANCE SHEETS (dollar amounts in thousands, except share data) As of December 31, 2018 2017 ASSETS Real estate properties: Land $ 1,626,239 $ 1,668,797 Buildings, improvements and equipment 7,896,734 7,758,862 Total real estate properties, gross 9,522,973 9,427,659 Accumulated depreciation (2,973,384) (2,784,478) Total real estate properties, net 6,549,589 6,643,181 Cash and cash equivalents 25,966 24,139 Restricted cash 50,037 73,357 Due from related persons 91,212 78,513 Other assets, net 460,275 331,195 Total assets $ 7,177,079 $ 7,150,385 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 177,000 $ 398,000 Unsecured term loan, net 397,292 399,086 Senior unsecured notes, net 3,598,295 3,203,962 Security deposits 132,816 126,078 Accounts payable and other liabilities 211,332 184,788 CONSOLIDATED BALANCE SHEETS CONSOLIDATED Due to related persons 62,913 83,049 Total liabilities 4,579,648 4,394,963 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 164,441,709 and 164,349,141 shares issued and outstanding, respectively 1,644 1,643 Additional paid in capital 4,545,481 4,542,307 Cumulative net income 3,575,307 3,310,017 Cumulative other comprehensive income (loss) (266) 79,358 Cumulative preferred distributions (343,412) (343,412) Cumulative common distributions (5,181,323) (4,834,491) Total shareholders' equity 2,597,431 2,755,422 Total liabilities and shareholders' equity $ 7,177,079 $ 7,150,385 Hospitality Properties Trust 13 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except share data) For the Three Months Ended December 31, For the Year Ended December 31, 2018 2017 2018 2017 Revenues: Hotel operating revenues (1) $ 464,833 $ 450,506 $ 1,960,958 $ 1,843,501 Rental income (2) 84,745 83,490 328,446 323,764 FF&E reserve income (3) 1,221 1,146 5,132 4,670 Total revenues 550,799 535,142 2,294,536 2,171,935 Expenses: Hotel operating expenses (1) 336,298 314,001 1,392,355 1,279,547 Depreciation and amortization 102,769 99,848 403,077 386,659 General and administrative (4) 66,582 49,305 104,862 125,402 Total expenses 505,649 463,154 1,900,294 1,791,608 Gain on sale of real estate (5) — — — 9,348 Dividend income 876 626 2,754 2,504 Unrealized losses on equity securities (6) (106,085) — (16,737) — Interest income 435 208 1,528 798 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $2,570, $2,331, $10,177 and $8,871, respectively) (49,624) (46,250) (195,213) (181,579) Loss on early extinguishment of debt (7) — (146) (160) (146) Income (loss) before income taxes and equity in earnings (losses) of an investee (109,248) 26,426 186,414 211,252 Income tax benefit (expense) (8) 754 5,045 (1,195) 3,284 CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONSOLIDATED Equity in earnings (losses) of an investee (366) 74 515 607 Net income (loss) (108,860) 31,545 185,734 215,143 Preferred distributions — — — (1,435) Excess of liquidation preference over carrying value of preferred shares redeemed (9) — — — (9,893) Net income (loss) available for common shareholders $ (108,860) $ 31,545 $ 185,734 $ 203,815 Weighted average common shares outstanding (basic) 164,278 164,192 $ 164,229 $ 164,146 Weighted average common shares outstanding (diluted) 164,278 164,205 $ 164,258 $ 164,175 Net income (loss) available for common shareholders per common share (basic and diluted) $ (0.66) $ 0.19 $ 1.13 $ 1.24 See Notes to Consolidated Statements of Income on page 15. Hospitality Properties Trust 14 Supplemental Operating and Financial Data, December 31, 2018

NOTES TO CONSOLIDATED STATEMENTS OF INCOME (dollar amounts in thousands, except share data) (1) As of December 31, 2018, we owned 326 hotels; 324 of these hotels were managed by hotel operating companies and two hotels were leased to hotel operating companies. As of December 31, 2018, we also owned 199 travel centers; all 199 of these travel centers were leased to a travel center operating company under five lease agreements. Our consolidated statements of income include hotel operating revenues and expenses of managed hotels and rental income from our leased hotels and travel centers. Certain of our managed hotels had net operating results that were, in the aggregate, $31,610 and $14,138 less than the minimum returns due to us for the three months ended December 31, 2018 and 2017, respectively, and $50,203 and $31,477 less than the minimum returns due to us for the years ended December 31, 2018 and 2017, respectively. When managers of these hotels are required to fund the shortfalls under the terms of our management agreements or their guarantees, we reflect such fundings (including security deposit applications) in our consolidated statements of income as a reduction of hotel operating expenses. The reduction to hotel operating expenses was $6,748 and $2,885 for the three months ended December 31, 2018 and 2017, respectively, and $5,569 and $4,673 for the years ended December 31, 2018 and 2017, respectively. When we reduce the amounts of the security deposit we hold for any of our operating agreements for payment deficiencies, it does not result in additional cash flows to us of the deficiency amounts, but reduces the refunds due to the respective tenants or managers who have provided us with these deposits upon expiration of the respective operating agreement. The security deposits are non-interest bearing and are not held in escrow. We had shortfalls at certain of our managed hotel portfolios not funded by the managers of these hotels under the terms of our management agreements of $15,981 and $44,634 for the three months and year ended December 31, 2018, respectively, which represent the unguaranteed portions of our minimum returns from our Sonesta and Wyndham agreements. We had shortfalls at certain of our managed hotel portfolios not funded by the managers of these hotels under the terms of our management agreements of $10,522 and $26,804 for the three months and year ended December 31, 2017, respectively, which represents the unguaranteed portion of our minimum returns from our Sonesta agreement. Certain of our managed hotel portfolios had net operating results that were, in the aggregate, $2,918 more than the minimum returns due to us for the three months ended December 31, 2017 and $35,464 and $68,338 more than the minimum returns due to us for the years ended December 31, 2018 and 2017, respectively. The net operating results of HPT's managed hotel portfolios did not exceed the minimum returns due to HPT for the three months ended December 31, 2018. Certain of our guarantees and our security deposits may be replenished by a share of future cash flows from the applicable hotel operations in excess of the minimum returns due to us pursuant to the terms of the respective agreements. When our guarantees and security deposits are replenished by cash flows from hotel operations, we reflect such replenishments in our consolidated statements of income as an increase to hotel operating expenses. We had $10,743 and $25,419 of guaranty and security deposit replenishments for the years ended December 31, 2018 and 2017, respectively. There were no replenishments for either of the three months ended December 31, 2018 or 2017. (2) Rental income includes $3,150 and $3,170 for the three months ended December 31, 2018 and 2017, respectively, and $12,509 and $12,378 for the years ended December 31, 2018 and 2017, respectively, of adjustments necessary to record scheduled rent increases under certain of our leases, the deferred rent obligations under our travel center leases and the estimated future payments to us under our travel center leases for the cost of removing underground storage tanks on a straight line basis. Rental income also includes $3,695 and $2,106 in both the three months and years ended December 31, 2018 and 2017, respectively, of percentage rental income. (3) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. We report deposits by our tenants into the escrow accounts under our hotel leases as FF&E reserve income. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include these amounts in the calculation of Normalized FFO available for common shareholders or Adjusted EBITDA until the fourth quarter, which is when the business management incentive fee expense amount for the year, if any, is determined. General and administrative expense includes $53,635 of business management incentive fee expense for both the three months and year ended December 31, 2018 and $36,330 and $74,573 of business management incentive fee expense for the three months and year ended December 31, 2017, respectively. Business management incentive fees for 2018 and 2017 were paid in January 2019 and 2018, respectively. (5) We recorded a $9,348 gain on sale of real estate during the three months ended September 30, 2017 in connection with the sales of three hotels. NOTES TO CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONSOLIDATED NOTES TO (6) Unrealized losses on equity securities represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and TA common shares to their fair value as of December 31, 2018 in accordance with new GAAP standards effective January 1, 2018. (7) We recorded a loss of $160 on early extinguishment of debt in the three months ended June 30, 2018 in connection with the amendment of our revolving credit facility and term loan. We recorded a loss of $146 on early extinguishment of debt in the three months ended December 31, 2017 in connection with the redemption of certain senior unsecured notes. (8) We realized a $5,431 tax benefit in the three months ended December 31, 2017 related to the enactment of the Tax Cuts and Jobs Act, or the Tax Act. (9) In February 2017, we redeemed all 11,600,000 of our outstanding 7.125% Series D cumulative redeemable preferred shares at the stated liquidation preference of $25.00 per share plus accrued and unpaid distributions to the date of redemption (an aggregate of $291,435). The liquidation preference of the redeemed shares exceeded the carrying amount for the redeemed shares as of the date of redemption by $9,893, or $0.06 per share, and we reduced net income available to common shareholders in the three months ended March 31, 2017 by that excess amount. Hospitality Properties Trust 15 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) For the Year Ended December 31, 2018 2017 Cash flows from operating activities: Net income $ 185,734 $ 215,143 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 403,077 386,659 Amortization of debt issuance costs and debt discounts and premiums as interest 10,177 8,871 Straight line rental income (12,509) (12,378) Security deposits received or replenished 6,740 36,743 Loss on early extinguishment of debt 160 146 Unrealized losses on equity securities 16,737 — Equity in earnings of an investee (515) (607) Gain on sale of real estate — (9,348) Deferred income taxes (1,047) (236) Other non-cash (income) expense, net (2,713) (3,233) Changes in assets and liabilities: Due from related persons (572) (1,215) Other assets 6,200 (13,117) Accounts payable and other liabilities 5,824 (572) Due to related persons (20,340) 21,639 Net cash provided by operating activities 596,953 628,495 Cash flows from investing activities: Real estate acquisitions and deposits (127,703) (594,693) Real estate improvements (182,862) (131,120) Hotel managers’ purchases with restricted cash (135,177) (92,733) Hotel managers' deposit of insurance proceeds into restricted cash 18,000 — Net proceeds from sale of real estate — 23,438 Net cash used in investing activities (427,742) (795,108) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes, after discounts and premiums 389,976 989,890 Repayment of senior unsecured notes — (350,000) Redemption of preferred shares — (290,000) Repurchase of convertible senior notes — (8,478) Borrowings under unsecured revolving credit facility 517,000 1,102,000 Repayments of unsecured revolving credit facility (738,000) (895,000) Deferred financing costs (12,242) (8,437) CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONSOLIDATED Repurchase of common shares (606) (533) Distributions to preferred shareholders — (6,601) Distributions to common shareholders (346,832) (340,084) Net cash provided by (used in) financing activities (190,704) 192,757 Increase (decrease) in cash and cash equivalents and restricted cash (21,493) 26,144 Cash and cash equivalents and restricted cash at beginning of period 97,496 71,352 Cash and cash equivalents and restricted cash at end of period $ 76,003 $ 97,496 Supplemental disclosure of cash and cash equivalents and restricted cash: The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the consolidated balance sheets to the amount shown in the consolidated statements of cash flows: Cash and cash equivalents $ 25,966 $ 24,139 Restricted cash 50,037 73,357 Total cash and cash equivalents and restricted cash $ 76,003 $ 97,496 Supplemental cash flow information: Cash paid for interest $ 174,158 $ 172,558 Cash paid for income taxes 3,218 2,827 Hospitality Properties Trust 16 Supplemental Operating and Financial Data, December 31, 2018

DEBT SUMMARY As of December 31, 2018 (dollars in thousands) Interest Principal Maturity Due at Years to Rate Balance Date Maturity Maturity Unsecured Floating Rate Debt: $1,000,000 unsecured revolving credit facility (1) (2) 3.416% $ 177,000 7/15/22 $ 177,000 3.5 $400,000 unsecured term loan (2) (3) 3.449% 400,000 7/15/23 400,000 4.5 DEBT SUMMARY Subtotal / weighted average 3.439% $ 577,000 $ 577,000 4.2 Unsecured Fixed Rate Debt: Senior unsecured notes due 2021 4.250% $ 400,000 2/15/21 $ 400,000 2.1 Senior unsecured notes due 2022 5.000% 500,000 8/15/22 500,000 3.6 Senior unsecured notes due 2023 4.500% 500,000 6/15/23 500,000 4.5 Senior unsecured notes due 2024 4.650% 350,000 3/15/24 350,000 5.2 Senior unsecured notes due 2025 4.500% 350,000 3/15/25 350,000 6.2 Senior unsecured notes due 2026 5.250% 350,000 2/15/26 350,000 7.1 Senior unsecured notes due 2027 4.950% 400,000 2/15/27 400,000 8.1 Senior unsecured notes due 2028 3.950% 400,000 1/15/28 400,000 9.0 Senior unsecured notes due 2030 4.375% 400,000 2/15/30 400,000 11.1 Subtotal / weighted average 4.603% $ 3,650,000 $ 3,650,000 6.2 Total / weighted average (4) 4.444% $ 4,227,000 $ 4,227,000 6.0 (1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 100 basis points per annum. We also pay a facility fee of 20 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of December 31, 2018. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our credit facility for two additional six month periods. (2) The maximum borrowing availability under our revolving credit facility and term loan combined may be increased to up to $2,300,000 on certain terms and conditions. (3) We are required to pay interest on the amount outstanding under our term loan at a rate of LIBOR plus a premium of 110 basis points per annum, subject to adjustment based on changes to our credit ratings. The interest rate listed above is as of December 31, 2018. Our term loan is prepayable without penalty at any time. (4) The carrying value of our total debt of $4,172,587 as of December 31, 2018 is net of unamortized discounts and premiums and certain issuance costs totaling $54,413. Hospitality Properties Trust 17 Supplemental Operating and Financial Data, December 31, 2018

DEBT MATURITY SCHEDULE As of December 31, 2018 (dollars in thousands) Unsecured Unsecured Floating Fixed Year Rate Debt Rate Debt Total (3) 2021 $ — $ 400,000 $ 400,000 2022 177,000 (1) 500,000 677,000 2023 400,000 (2) 500,000 900,000 2024 — 350,000 350,000 2025 — 350,000 350,000 2026 — 350,000 350,000 2027 — 400,000 400,000 2028 — 400,000 400,000 DEBT MATURITY SCHEDULE DEBT MATURITY 2030 — 400,000 400,000 $ 577,000 $ 3,650,000 $ 4,227,000 Percent of total debt 13.7% 86.3% 100% (1) Represents amounts outstanding under our $1,000,000 revolving credit facility at December 31, 2018. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date for two additional six month periods. (2) Represents amounts outstanding on our term loan at December 31, 2018. Our term loan is prepayable without penalty at any time. (3) The carrying value of our total debt of $4,172,587 as of December 31, 2018 is net of unamortized discounts and premiums and certain issuance costs totaling $54,413. Hospitality Properties Trust 18 Supplemental Operating and Financial Data, December 31, 2018

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 Leverage Ratios: Total debt (1) / total gross assets (2) 41.6% 40.9% 41.2% 41.4% 40.7% Total debt (1) / gross book value of real estate assets (3) 44.2% 43.4% 43.4% 43.6% 42.8% Total debt (1) / total market capitalization (4) 51.8% 46.9% 47.0% 49.8% 45.2% Secured debt (1) / total assets 0.0% 0.0% 0.0% 0.0% 0.0% Variable rate debt (1) / total debt (1) 13.7% 13.0% 12.5% 11.8% 19.7% Coverage Ratios: Adjusted EBITDA (5) (6) / interest expense 3.0x 4.6x 4.7x 4.3x 2.9x Total debt (1) / annualized Adjusted EBITDA (5) (6) 7.1x 4.6x 4.6x 5.1x 7.5x Public Debt Covenants: Total debt / adjusted total assets (7) - allowable maximum 60.0% 40.9% 41.1% 41.4% 41.6% 40.9% Secured debt / adjusted total assets (7) - allowable maximum 40.0% 0.0% 0.0% 0.0% 0.0% 0.0% Consolidated income available for debt service (8) / debt service - required minimum 1.50x 2.79x 4.39x 4.45x 4.11x 3.54x Total unencumbered assets (7) to unsecured debt - required minimum 150% 244.3% 243.1% 241.8% 240.3% 244.7% (1) Debt amounts represent the principal balance as of the date reported. The carrying value of our total debt of $4,172,587 as of December 31, 2018 is net of unamortized discounts and premiums and certain issuance costs totaling $54,413. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate properties at cost, before purchase price allocations, less impairment write-downs, if any. (4) Total market capitalization is total debt plus the market value of our common shares at the end of each period. (5) See page 22 for the calculation of EBITDA and Adjusted EBITDA, and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts. (6) Adjusted EBITDA for the three months ended December 31, 2018 and 2017 includes $53,635 and $74,573, respectively, of business management incentive fee expense. Excluding business management incentive fee expense, Adjusted EBITDA / interest expense and Total debt / annualized Adjusted EBITDA would have been 4.1x and 5.2x, respectively, for the three months ended December 31, 2018, and 4.5x and 4.8x, respectively, for the three months ended December 31, 2017. (7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. (8) Consolidated income available for debt service is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Consolidated income available for debt service for the three months ended December 31, 2018 and 2017 includes $53,635 and $36,330, respectively, of business management incentive fee expense. No business management incentive fee expense was recorded for the three months ended September 30, LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS COVERAGE RATIOS LEVERAGE RATIOS, 2018, June 30, 2018 or March 31, 2018. Hospitality Properties Trust 19 Supplemental Operating and Financial Data, December 31, 2018

FF&E RESERVE ESCROWS (1) (dollars in thousands) As of and For the Three Months Ended 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 FF&E reserves (beginning of period) $ 65,644 $ 73,279 $ 59,533 $ 73,357 $ 73,115 Manager deposits 20,213 18,353 40,290 14,921 19,050 HPT fundings (2): Marriott No. 1 7,281 915 677 177 1,321 FF&E RESERVE ESCROWS FF&E RESERVE Marriott No. 234 2,675 2,675 — 3,680 — Radisson (3) — — — — 8,030 Hotel improvements (45,776) (29,578) (27,221) (32,602) (28,159) FF&E reserves (end of period) $ 50,037 $ 65,644 $ 73,279 $ 59,533 $ 73,357 (1) Most of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund FF&E reserves. Our management agreement with Wyndham requires FF&E reserve deposits subject to available cash flows, as defined in our Wyndham agreement. Our Sonesta agreement does not require FF&E reserve deposits. We own all the FF&E reserve escrows for our hotels. Our TA leases do not require FF&E escrow deposits; however, TA may request that we fund capital improvements in return for increases in TA's annual minimum rent. TA is not obligated to request and we are not obligated to fund any such improvements. (2) Represents FF&E reserve deposits not funded by hotel operations, but separately funded by us. The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual annual minimum returns or rents generally increase by a percentage of the amounts we fund. (3) We agreed to use the net proceeds from the sale of three hotels operated under our agreement with Radisson to partially fund certain renovations to the remaining hotels operated under the agreement. During the three months ended December 31, 2017, we deposited net proceeds from the sales of these hotels of $8,030 into our FF&E reserves. Hospitality Properties Trust 20 Supplemental Operating and Financial Data, December 31, 2018

PROPERTY ACQUISITION INFORMATION SINCE JANUARY 1, 2018 (dollars in thousands) ACQUISITIONS: Average Number of Purchase Date Rooms or Operating Purchase Price per Acquired Properties Brand Location Suites Agreement Price (1) Room or Suite 6/15/2018 1 Radisson Blu Minneapolis, MN 360 Radisson $ 75,000 $ 208 6/15/2018 1 Staybridge Suites Baton Rouge, LA 117 IHG $ 15,750 $ 135 10/30/2018 1 Sonesta Suites Scottsdale, AZ 164 Sonesta $ 35,885 $ 219 2/22/2019 1 Kimpton Hotel Palomar Washington, D.C. 335 IHG $ 141,450 $ 422 Total / Weighted Average 4 976 $ 268,085 $ 275 (1) Represents cash purchase price and excludes acquisition related costs. DISPOSITIONS: Average Former Sales Date Operating Sales Price per Disposed Properties Brand Location Land Acreage Agreement Price (1) Room or Suite 1/17/2019 1 TravelCenters of America Corning, CA 24 TA No. 3 $ 21,420 N/A 1/17/2019 1 TravelCenters of America San Antonio, TX 31 TA No. 2 $ 20,550 N/A 1/17/2019 1 TravelCenters of America Gary, IN 22 TA No. 3 $ 18,910 N/A 1/17/2019 1 TravelCenters of America Paulsboro, NJ 25 TA No. 3 $ 17,870 N/A 1/17/2019 1 TravelCenters of America Lake Station, IN 23 TA No. 1 $ 15,120 N/A 1/17/2019 1 TravelCenters of America Fultonville, NY 15 TA No. 2 $ 13,500 N/A 1/17/2019 1 TravelCenters of America Hudson, WI 15 TA No. 1 $ 13,340 N/A 1/17/2019 1 TravelCenters of America Concordia, MO 20 TA No. 1 $ 10,980 N/A 1/17/2019 1 TravelCenters of America Saginaw, MI 11 TA No. 3 $ 8,820 N/A 1/23/2019 1 TravelCenters of America Porter, IN 74 TA No. 4 $ 27,340 N/A 1/23/2019 1 Petro Stopping Centers Oklahoma City, OK 30 TA No. 5 $ 21,690 N/A 1/23/2019 1 Petro Stopping Centers N. Baltimore, OH 17 TA No. 5 $ 19,920 N/A 1/23/2019 1 Petro Stopping Centers Beaumont, TX 20 TA No. 5 $ 18,180 N/A PROPERTY ACQUISITION INFORMATION SINCE JANUARY 1, 2018 SINCE JANUARY ACQUISITION INFORMATION PROPERTY 1/23/2019 1 TravelCenters of America Franklin, TN 13 TA No. 3 $ 14,340 N/A 1/23/2019 1 Petro Stopping Centers Medford, OR 15 TA No. 5 $ 14,110 N/A 1/23/2019 1 TravelCenters of America Ganado, TX 11 TA No. 1 $ 11,960 N/A 1/23/2019 1 Petro Stopping Centers Egan, LA 27 TA No. 5 $ 10,270 N/A 1/29/2019 1 TravelCenters of America Hurricane, WV 21 TA No. 1 $ 11,420 N/A 1/29/2019 1 TravelCenters of America Rogers, MN 12 TA No. 2 $ 9,590 N/A 1/29/2019 1 TravelCenters of America Knoxville, TN 24 TA No. 2 $ 8,870 N/A Total / Weighted Average 20 450 $ 308,200 N/A (1) Represents cash sales price and excludes closing costs. Hospitality Properties Trust 21 Supplemental Operating and Financial Data, December 31, 2018

CALCULATION OF EBITDA AND ADJUSTED EBITDA (1) (in thousands) For the Three Months Ended For the Year Ended December 31, 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 2018 2017 Net income (loss) $ (108,860) $ 117,099 $ 97,289 $ 80,206 $ 31,545 $ 185,734 $ 215,143 Add (Less): Interest expense 49,624 49,308 48,741 47,540 46,250 195,213 181,579 Income tax expense (benefit) (2) (754) 707 771 471 (5,045) 1,195 (3,284) Depreciation and amortization 102,769 101,007 99,684 99,617 99,848 403,077 386,659 EBITDA 42,779 268,121 246,485 227,834 172,598 785,219 780,097 Add (Less): General and administrative expense paid in common shares (3) 909 1,008 1,193 77 811 3,187 2,759 Estimated business management incentive fee (4) — — — — (38,243) — — Loss on early extinguishment of debt (5) — — 160 — 146 160 146 Gain on sale of real estate (6) — — — — — — (9,348) Unrealized gains and losses on equity securities, net (7) 106,085 (43,453) (20,940) (24,955) — 16,737 — Adjusted EBITDA $ 149,773 $ 225,676 $ 226,898 $ 202,956 $ 135,312 $ 805,303 $ 773,654 (1) Please see page 24 for definitions of EBITDA and Adjusted EBITDA and a description of why we believe the presentation of these measures provide useful information to investors. (2) We realized a $5,431 tax benefit in the three months ended December 31, 2017 related to the Tax Act. (3) Amounts represent the equity compensation awarded to our trustees, our officers and certain other employees of RMR LLC. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include these amounts in the calculation of Adjusted EBITDA until the fourth quarter, which is when the business management incentive fee expense amount for the year, if any, is determined. Adjusted EBITDA includes business management incentive fee expense of $53,635 and $74,573 for the three months ended December 31, 2018 and 2017, respectively. Business management incentive fees for 2018 and 2017 were paid in cash in January 2019 and 2018, respectively. CALCULATION OF EBITDA AND ADJUSTED EBITDA AND OF EBITDA CALCULATION (5) We recorded a $160 loss on early extinguishment of debt in the three months ended June 30, 2018 in connection with the amendment of our revolving credit facility and term loan. We recorded a $146 loss on early extinguishment of debt in the three months ended December 31, 2017 in connection with the redemption of certain senior unsecured notes. (6) We recorded a $9,348 gain on sale of real estate in the three months ended September 30, 2017, in connection with the sales of three hotels. (7) Unrealized gains and losses on equity securities, net represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and TA common shares to their fair value as of the end of the period in accordance with new GAAP standards effective January 1, 2018. Hospitality Properties Trust 22 Supplemental Operating and Financial Data, December 31, 2018

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (1) (amounts in thousands, except share data) For the Three Months Ended For the Year Ended December 31, 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 2018 2017 Net income (loss) available for common shareholders $ (108,860) $ 117,099 $ 97,289 $ 80,206 $ 31,545 $ 185,734 $ 203,815 Add (Less): Depreciation and amortization 102,769 101,007 99,684 99,617 99,848 403,077 386,659 Gain on sale of real estate (2) — — — — — — (9,348) FFO available for common shareholders (6,091) 218,106 196,973 179,823 131,393 588,811 581,126 Add (Less): Estimated business management incentive fees (3) — — — — (38,243) — — Loss on early extinguishment of debt (4) — — 160 — 146 160 146 Excess of liquidation preference over carrying value of preferred shares redeemed (5) — — — — — — 9,893 Income tax benefit (6) — — — — (5,431) — (5,431) Unrealized gains and losses on equity securities, net (7) 106,085 (43,453) (20,940) (24,955) — 16,737 — Normalized FFO available for common shareholders $ 99,994 $ 174,653 $ 176,193 $ 154,868 $ 87,865 $ 605,708 $ 585,734 Weighted average shares outstanding (basic) 164,278 164,232 164,205 164,199 164,192 164,229 164,146 Weighted average shares outstanding (diluted) 164,278 164,274 164,243 164,219 164,205 164,258 164,175 Basic and diluted per share common share amounts: Net income (loss) available for common shareholders $ (0.66) $ 0.71 $ 0.59 $ 0.49 $ 0.19 $ 1.13 $ 1.24 FFO available for common shareholders $ (0.04) $ 1.33 $ 1.20 $ 1.10 $ 0.80 $ 3.59 $ 3.54 Normalized FFO available for common shareholders $ 0.61 $ 1.06 $ 1.07 $ 0.94 $ 0.54 $ 3.69 $ 3.57 (1) Please see page 24 for definitions of FFO and Normalized FFO available for common shareholders, a description of why we believe the presentation of these measures provides useful information to investors regarding our financial condition and results of operations and a description of how we use these measures. (2) We recorded a $9,348 gain on sale of real estate in the three months ended September 30, 2017 in connection with the sales of three hotels. (3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include these amounts in the calculation of Normalized FFO available for common shareholders until the fourth quarter, which is when the business management incentive fee expense amount for the year, if any, is determined. Normalized FFO available for common shareholders includes business management incentive fee expense of $53,635 and $74,573 for the three months ended December 31, 2018 and 2017, respectively. Business management incentive fees for 2018 and 2017 were paid in cash in January 2019 and 2018, respectively. (4) We recorded a $160 loss on early extinguishment of debt in the three months ended June 30, 2018 in connection with the amendment of our revolving credit facility and term loan. We recorded a $146 AVAILABLE FOR COMMON SHAREHOLDERS AVAILABLE loss on early extinguishment of debt in the three months ended December 31, 2017 in connection with the redemption of certain senior unsecured notes. (5) In February 2017, we redeemed all 11,600,000 of our outstanding 7.125% Series D cumulative redeemable preferred shares at the stated liquidation preference of $25.00 per share plus accrued and unpaid distributions to the date of redemption (an aggregate of $291,435). The liquidation preference of the redeemed shares exceeded the carrying amount for the redeemed shares as of the date of redemption by $9,893, or $0.06 per share, and we reduced net income available to common shareholders in the three months ended March 31, 2017 by that excess amount. (6) We realized a $5,431 tax benefit in the three months ended December 31, 2017 related to the enactment of the Tax Act. (7) Unrealized gains and losses on equity securities, net represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and TA common shares to their fair value as of the end of the period in accordance with new GAAP standards effective January 1, 2018. CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (FFO) OF FUNDS FROM OPERATIONS CALCULATION Hospitality Properties Trust 23 Supplemental Operating and Financial Data, December 31, 2018

Non-GAAP Financial Measures Definitions Definition of EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 22. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income (loss) and net income (loss) available for common shareholders. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. In calculating Adjusted EBITDA, we include business management incentive fees only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) available for common shareholders as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) available for common shareholders as presented in our consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. Definition of FFO and Normalized FFO We calculate FFO available for common shareholders and Normalized FFO available for common shareholders as shown on page 23. FFO available for common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) available for common shareholders calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO available for common shareholders differs from Nareit's definition of FFO available for common shareholders because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude the loss on early extinguishment of debt, excess of liquidation preference over carrying value of preferred shares redeemed, certain deferred tax benefits and unrealized gains and losses on equity securities. We consider FFO available for common shareholders and Normalized FFO available for common shareholders to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) available for common shareholders. We believe that FFO available for common shareholders and Normalized FFO available for common shareholders provide useful NON-GAAP FINANCIAL MEASURES DEFINITIONS FINANCIAL NON-GAAP information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO available for common shareholders and Normalized FFO available for common shareholders may facilitate a comparison of our operating performance between periods and with other REITs. FFO available for common shareholders and Normalized FFO available for common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO available for common shareholders and Normalized FFO available for common shareholders do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) available for common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) available for common shareholders as presented in our consolidated statements of income. Other real estate companies and REITs may calculate FFO available for common shareholders and Normalized FFO available for common shareholders differently than we do. Hospitality Properties Trust 24 Supplemental Operating and Financial Data, December 31, 2018

OPERATING AGREEMENTS AND PORTFOLIO INFORMATION TA Travel Center, 10679 Lancaster Road SE I-70 at OH 37, Exit 126 Hebron, OH Operator: TravelCenters of America Hospitality Properties Trust Supplemental Operating and Financial Data, December 31, 2018

PORTFOLIO BY OPERATING AGREEMENT AND MANAGER As of December 31, 2018 (dollars in thousands) Percent of Percent of Percent of Number of Rooms Total Number of Total Total or Suites (Hotels) / Rooms or Suites Percent of Investment Annual Annual Number of Number of Land Acreage (Hotels) / Acres Total Per Minimum Minimum By Operating Agreement (1): Properties Properties (Travel Centers) (Travel Centers) Investment (2) Investment Room or Suite Return / Rent (3) Return / Rent Marriott (no. 1) 53 10% 7,609 15% $ 706,308 7% $ 93 $ 70,137 8% Marriott (no. 234) 68 12% 9,120 18% 1,012,394 10% 111 107,350 13% Marriott (no. 5) 1 0% 356 1% 90,078 1% 253 10,321 1% Subtotal / Average Marriott 122 22% 17,085 34% 1,808,780 18% 106 187,808 22% IHG 100 19% 16,354 33% 2,096,012 21% 128 193,695 22% Sonesta 51 10% 8,862 18% 1,695,809 16% 191 127,089 14% Wyndham 22 4% 3,579 7% 396,682 4% 111 29,283 4% Hyatt 22 4% 2,724 4% 301,942 3% 111 22,037 3% Radisson 9 2% 1,939 4% 270,105 3% 139 18,920 2% Subtotal / Average Hotels 326 61% 50,543 100% 6,569,330 65% 130 578,832 67% TA (No. 1) 40 8% 825 17% 688,204 7% N/A 53,712 6% TA (No. 2) 40 8% 957 20% 694,852 7% N/A 54,855 6% TA (No. 3) 39 7% 909 18% 644,820 6% N/A 54,754 6% TA (No. 4) 40 8% 1,091 22% 629,193 6% N/A 55,363 7% TA (No. 5) 40 8% 1,148 23% 897,685 9% N/A 70,547 8% Subtotal / Average Travel Centers 199 39% 4,930 100% 3,554,754 35% N/A 289,231 33% Total / Average 525 100% 50,543 / 4,930 100% / 100% $ 10,124,084 100% $ 130 $ 868,063 100% (1) See pages 28 through 30 for additional information regarding each of our operating agreements. (2) Represents historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves PORTFOLIO BY OPERATING AGREEMENT AND MANAGER AGREEMENT OPERATING PORTFOLIO BY funded from hotel operations that do not result in increases in minimum returns or rents. (3) Each of our management agreements or leases provides for payment to us of an annual minimum return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees or security deposits as more fully described on pages 28 through 30. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed or secured by deposits. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to recognize rental income on a straight line basis in accordance with GAAP. Hospitality Properties Trust 26 Supplemental Operating and Financial Data, December 31, 2018

PORTFOLIO BY BRAND As of December 31, 2018 (dollars in thousands) Number of Percent of Percent of Rooms or Total Number of Total Suites (Hotels) / Rooms or Suites Percent of Investment Number of Number of Land Acreage (Hotels) / Acres Total Per Brand Manager Properties Properties (Travel Centers) (Travel Centers) Investment (1) Investment Room or Suite Courtyard by Marriott® Marriott 71 13% 10,264 20% $ 994,555 11% $ 97 Royal Sonesta Hotels® Sonesta 6 1% 2,332 4% 703,124 7% 302 ® PORTFOLIO BY BRAND PORTFOLIO BY Sonesta ES Suites Sonesta 39 8% 4,730 10% 642,050 6% 136 Crowne Plaza® IHG 10 2% 3,941 8% 587,488 6% 149 Candlewood Suites® IHG 61 11% 7,553 16% 586,546 6% 78 Residence Inn by Marriott® Marriott 35 7% 4,488 9% 545,029 5% 121 Sonesta Hotels & Resorts® Sonesta 6 1% 1,800 4% 350,635 3% 195 Staybridge Suites® IHG 20 3% 2,481 4% 347,592 3% 140 Hyatt Place® Hyatt 22 4% 2,724 4% 301,942 3% 111 Wyndham Hotels and Resorts® and Wyndham Grand® Wyndham 6 1% 1,823 4% 294,557 3% 162 Kimpton® Hotels & Restaurants IHG 3 1% 825 2% 282,586 3% 343 InterContinental Hotels and Resorts® IHG 3 1% 800 2% 218,469 2% 273 Radisson® Hotels & Resorts and Radisson Blu® Radisson 5 1% 1,329 3% 196,703 2% 148 Marriott Hotels and Resorts® Marriott 2 0% 748 1% 131,303 1% 176 TownePlace Suites by Marriott® Marriott 12 2% 1,321 3% 112,979 1% 86 Hawthorn Suites® Wyndham 16 3% 1,756 3% 102,125 1% 58 Country Inns & Suites® by Radisson Radisson 4 1% 610 1% 73,402 1% 120 Holiday Inn® IHG 3 1% 754 1% 73,331 1% 97 SpringHill Suites by Marriott® Marriott 2 0% 264 1% 24,914 0% 94 Subtotal / Average Hotels 326 61% 50,543 100% 6,569,330 65% 130 TravelCenters of America® TA 149 29% 3,544 72% 2,470,402 24% N/A Petro Stopping Centers® TA 50 10% 1,386 28% 1,084,352 11% N/A Subtotal / Average Travel Centers 199 39% 4,930 100% 3,554,754 35% N/A Total / Average 525 100% 50,543 / 4,930 100% $ 10,124,084 100% $ 130 (1) Represents historical cost of properties plus capital improvements funded by us less impairment writedowns, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in minimum returns or rents. Hospitality Properties Trust 27 Supplemental Operating and Financial Data, December 31, 2018

OPERATING AGREEMENT INFORMATION As of December 31, 2018 (dollars in thousands) Marriott No. 1 - We lease 53 Courtyard by Marriott® branded hotels in 24 states to one of our taxable REIT subsidiaries, or TRSs. The hotels are managed by a subsidiary of Marriott under a combination management agreement which expires in 2024; Marriott has two renewal options for 12 years each for all, but not less than all, of the hotels. We have no security deposit or guarantee from Marriott for these 53 hotels. Accordingly, payment by Marriott of the minimum return due to us under this management agreement is limited to the hotels' available cash flows after payment of operating expenses and funding of the FF&E reserve. In addition to our minimum return, this agreement provides for payment to us of 50% of the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, payment of our minimum return and payment of certain management fees. Marriott No. 234 - We lease 68 of our Marriott® branded hotels (one full service Marriott®, 35 Residence Inn by Marriott®, 18 Courtyard by Marriott®, 12 TownePlace Suites by Marriott® and two SpringHill Suites by Marriott® hotels) in 22 states to one of our TRSs. The hotels are managed by subsidiaries of Marriott under a combination management agreement which expires in 2025; Marriott has two renewal options for 10 years each for all, but not less than all, of the hotels. We originally held a security deposit of $64,700 under this agreement to cover payment shortfalls of our minimum return. As of December 31, 2018, the available balance of this security deposit was $32,711. This security deposit may be replenished from a share of the hotels' available cash flows in excess of our minimum return and certain management fees. Marriott has also provided us with a $40,000 limited guaranty to cover payment shortfalls up to 90% of our minimum return after the available security deposit balance has been depleted. This limited guaranty expires in 2019. As of December 31, 2018, the available Marriott guaranty was $30,672. In addition to our minimum return, this agreement provides for payment to us of 62.5% of the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, payment of our minimum return, payment of certain management fees and replenishment of the security deposit. This additional return amount is not guaranteed or secured by the security deposit. Marriott No. 5 - We lease one Marriott® branded hotel in Kauai, HI to a subsidiary of Marriott under a lease that expires in 2019. Marriott has four renewal options for 15 years each. On August 31, 2016, Marriott notified us that it will not exercise its renewal option at the expiration of the current lease term ending on December 31, 2019. This lease is guaranteed by Marriott and OPERATING AGREEMENT INFORMATION OPERATING provides for increases in the annual minimum rent payable to us based on changes in the consumer price index. IHG - We lease 99 IHG branded hotels (20 Staybridge Suites®, 61 Candlewood Suites®, two InterContinental®, 10 Crowne Plaza®, three Holiday Inn® and three Kimpton® Hotels & Restaurants) in 29 states in the U.S. and Ontario, Canada to one of our TRSs. These 99 hotels are managed by subsidiaries of IHG under a combination management agreement. We lease one additional InterContinental® branded hotel in Puerto Rico to a subsidiary of IHG. The annual minimum return amount presented in the table on page 26 includes $7,908 of minimum rent related to the leased Puerto Rico hotel. The management agreement and the lease expire in 2036; IHG has two renewal options for 15 years each for all, but not less than all, of the hotels. As of December 31, 2018, we held a security deposit of $100,000 under this agreement to cover payment shortfalls of our minimum return. This security deposit, if utilized, may be replenished and increased up to $100,000 from the hotels' available cash flows in excess of our minimum return and certain management fees. Under this agreement, IHG is required to maintain a minimum security deposit of $37,000. In connection with the February 2019 acquisition of the Kimpton® Hotel Palomar, IHG will provide us $5,000 to supplement the existing security deposit. In addition to our minimum return, this management agreement provides for an annual additional return payment to us of $12,067 from the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, if any, payment of our minimum return, payment of certain management fees and replenishment and expansion of the security deposit. In addition, the agreement provides for payment to us of 50% of the hotels' available cash flows after payment to us of the annual additional return amount. These additional return amounts are not guaranteed or secured by the security deposit we hold. Hospitality Properties Trust 28 Supplemental Operating and Financial Data, December 31, 2018

OPERATING AGREEMENT INFORMATION As of December 31, 2018 (dollars in thousands) Sonesta - We lease our 51 Sonesta branded hotels (six Royal Sonesta® Hotels, six Sonesta Hotels & Resorts® and 39 Sonesta ES Suites® hotels) in 26 states to one of our TRSs. The hotels are managed by Sonesta under a combination management agreement which expires in 2037; Sonesta has two renewal options for 15 years each for all, but not less than all, of the hotels. We have no security deposit or guaranty from Sonesta. Accordingly, payment by Sonesta of the minimum return due to us under this management agreement is limited to the hotels' available cash flows after the payment of operating expenses, including certain management fees, and we are financially responsible for operating cash flows deficits, if any. In addition to our minimum return, this management agreement provides for payment to us of 80% of the hotels' available cash flows after payment of hotel operating expenses, management fees to Sonesta, our minimum return, an imputed FF&E reserve to us and reimbursement of operating loss or working capital advances, if any. Wyndham - We lease our 22 Wyndham branded hotels (six Wyndham Hotels and Resorts® and 16 Hawthorn Suites® hotels) in 14 states to one of our TRSs. The hotels are managed by a subsidiary of Wyndham under a combination management agreement which expires in 2038; Wyndham has two renewal options for 15 years each for all, but not less than all, of the hotels. We have a limited guaranty of $35,656 under the Wyndham agreement to cover payment shortfalls of our minimum return, subject to an annual payment limit of $17,828. This guaranty expires in 2020. As of December 31, 2018, the Wyndham guaranty was depleted. This guaranty may be replenished from the hotels' available cash flows in excess of our minimum return. This agreement provides that if the hotel cash flows available after payment of hotel operating expenses are less than the minimum returns due to us and if the guaranty is depleted, to avoid a default, Wyndham is required to pay us the greater of the available hotel cash flows after payment of hotel operating expenses and 85% of our minimum return. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of hotel operating expenses, payment of our minimum return, funding of the FF&E reserve, if any, payment of certain management fees and reimbursement of any Wyndham guaranty advances. This additional return amount is not guaranteed. We also lease 48 vacation units in one of the hotels to a subsidiary of Wyndham Destinations, Inc. (NYSE: WYND), or Destinations, under a lease that expires in 2037; Destinations has two renewal options for 15 years each for all, but not less than all, of the vacation units. The lease is guaranteed by Destinations and provides for rent increases of 3% per annum. The annual minimum return amount presented in the table on page 26 includes $1,493 of minimum rent related to the Destinations lease. OPERATING AGREEMENT INFORMATION OPERATING Hyatt - We lease our 22 Hyatt Place® branded hotels in 14 states to one of our TRSs. The hotels are managed by a subsidiary of Hyatt Hotels Corporation, or Hyatt, under a combination management agreement that expires in 2030; Hyatt has two renewal options for 15 years each for all, but not less than all, of the hotels. We have a limited guaranty of $50,000 under this agreement to cover payment shortfalls of our minimum return. As of December 31, 2018, the available Hyatt guaranty was $21,915. The guaranty is limited in amount but does not expire in time and may be replenished from a share of the hotels' available cash flows in excess of our minimum return. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of operating expenses, funding the required FF&E reserve, payment of our minimum return and reimbursement to Hyatt of working capital and guaranty advances, if any. This additional return is not guaranteed. Radisson - We lease our nine Radisson branded hotels (four Radisson® Hotels & Resorts, four Country Inns & Suites® by Radisson and one Radisson Blu® hotel) in six states to one of our TRSs and these hotels are managed by a subsidiary of Radisson under a combination management agreement which expires in 2035 and Radisson has two 15 year renewal options for all, but not less than all, of the hotels. We have a limited guaranty of $46,000 under this agreement to cover payment shortfalls of our minimum return. As of December 31, 2018, the available Radisson guaranty was $42,559. The guaranty is limited in amount but does not expire in time and may be replenished from a share of the hotels' available cash flows in excess of our minimum return. Also, this guaranty cap may be increased if we fund excess renovation costs under our agreement with Radisson. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of operating expenses, funding the required FF&E reserve, payment of our minimum return and reimbursement to Radisson of working capital and guaranty advances, if any. This additional return is not guaranteed. Hospitality Properties Trust 29 Supplemental Operating and Financial Data, December 31, 2018

OPERATING AGREEMENT INFORMATION As of December 31, 2018 (dollars in thousands) As of December 31, 2018, we leased to TA a total of 199 travel centers under five leases that expired between 2026 and 2032 and required aggregate annual minimum rents of $289,231. Pursuant to a rent deferral agreement with TA, TA previously deferred as of December 31, 2010 a total of $150,000 of rent payable to us, which remained outstanding as of December 31, 2018. This deferred rent obligation was allocated among our TA leases and, as of December 31, 2018, was due at the end of the initial terms of the respective leases, except for our TA No. 5 lease, in which case the applicable deferred rent was due and payable on June 30, 2024. The information presented in the tables on pages 26 and 27 is as of December 31, 2018. On January 16, 2019, we entered agreements with TA to sell 20 travel centers to TA that we owned and leased to TA, and to amend our leases. We completed these transactions in January 2019. As of February 26, 2019, our five travel center agreements are summarized as follows: TA No. 1 - We lease 36 travel centers (32 TravelCenters of America® branded travel centers and four Petro Stopping Centers® branded travel centers) in 26 states to a subsidiary of TA under a lease that expires in 2032. The annual minimum rent due to us as of February 26, 2019 under this lease is $49,018; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s previously deferred rent obligation under the amended terms of $14,175 will be paid in 16 quarterly installments of $886 beginning in April 2019. TA No. 2 - We lease 36 travel centers (34 TravelCenters of America® branded travel centers and two Petro Stopping Centers® branded travel centers) in 24 states to a subsidiary of TA under a lease that expires in 2031. The annual minimum rent due to us as of February 26, 2019 under this lease is $44,663; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s previously deferred rent obligation under the amended terms of $12,847 will be paid in 16 quarterly installments of $803 beginning in April 2019. TA No. 3 - We lease 35 travel centers (33 TravelCenters of America® branded travel centers and two Petro Stopping Centers® branded travel centers) in 26 states to a subsidiary of TA under a lease that expires in 2029. The annual minimum rent due to us as of February 26, 2019 under this lease is $42,404; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 OPERATING AGREEMENT INFORMATION OPERATING non-fuel base year revenues. TA’s previously deferred rent obligation under the amended terms of $12,603 will be paid in 16 quarterly installments of $788 beginning in April 2019. TA No. 4 - We lease 37 travel centers (35 TravelCenters of America® branded travel centers and two Petro Stopping Centers® branded travel centers) in 27 states to a subsidiary of TA under a lease that expires in 2033. The annual minimum rent due to us as of February 26, 2019 under this lease is $48,381; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s previously deferred rent obligation under the amended terms of $12,961 will be paid in 16 quarterly installments of $810 beginning in April 2019. TA No. 5 - We lease 35 Petro Stopping Centers® branded travel centers in 23 states to a subsidiary of TA under a lease that expires in 2035. The annual minimum rent due to us as of February 26, 2019 under this lease is $61,617; TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2012 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s previously deferred rent obligation under the amended terms of $17,872 will be paid in 16 quarterly installments of $1,117 beginning in April 2019. Hospitality Properties Trust 30 Supplemental Operating and Financial Data, December 31, 2018

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT AND MANAGER No. of For the Three Months Ended For the Year Ended No. of Rooms or December 31, December 31, Hotels Suites 2018 2017 Change 2018 2017 Change ADR Marriott (no. 1) 53 7,609 $ 128.62 $ 125.93 2.1% $ 131.36 $ 130.44 0.7% Marriott (no. 234) 68 9,120 131.27 129.87 1.1% 133.39 131.93 1.1% Marriott (no. 5) 1 356 296.97 266.92 11.3% 292.19 268.41 8.9% Subtotal / Average Marriott 122 17,085 134.49 131.80 2.0% 136.65 134.74 1.4% IHG (1) 100 16,354 119.26 120.94 (1.4%) 122.78 120.10 2.2% Sonesta (1) (2) 51 8,862 143.50 144.08 (0.4%) 147.94 146.67 0.9% Wyndham 22 3,579 101.14 100.94 0.2% 101.00 100.84 0.2% Hyatt 22 2,724 106.23 105.78 0.4% 111.17 109.09 1.9% Radisson (1) (3) 9 1,939 130.50 118.69 10.0% 133.45 128.44 3.9% All Hotels Total / Average 326 50,543 $ 126.87 $ 125.86 0.8% $ 129.80 $ 127.66 1.7% OCCUPANCY Marriott (no. 1) 53 7,609 62.9% 64.1% -1.2 pts 68.3% 68.9% -0.6 pts Marriott (no. 234) 68 9,120 70.3% 71.0% -0.7 pts 74.7% 75.3% -0.6 pts Marriott (no. 5) 1 356 84.3% 85.5% -1.2 pts 89.9% 87.9% 2.0 pts Subtotal / Average Marriott 122 17,085 67.3% 68.2% -0.9 pts 72.2% 72.7% -0.5 pts IHG (1) 100 16,354 74.0% 75.2% -1.2 pts 78.5% 80.4% -1.9 pts Sonesta (1) (2) 51 8,862 63.5% 62.6% 0.9 pts 67.8% 69.9% -2.1 pts Wyndham 22 3,579 58.0% 66.4% -8.4 pts 66.6% 70.3% -3.7 pts Hyatt 22 2,724 71.3% 75.0% -3.7 pts 78.2% 81.3% -3.1 pts Radisson (1) (3) 9 1,939 62.5% 70.4% -7.9 pts 71.5% 75.4% -3.9 pts All Hotels Total / Average 326 50,543 68.2% 69.8% -1.6 pts 73.3% 75.1% -1.8 pts RevPAR Marriott (no. 1) 53 7,609 $ 80.90 $ 80.72 0.2% $ 89.72 $ 89.87 (0.2%) Marriott (no. 234) 68 9,120 92.28 92.21 0.1% 99.64 99.34 0.3% Marriott (no. 5) 1 356 250.35 228.22 9.7% 262.68 235.93 11.3% Subtotal / Average Marriott 122 17,085 90.51 89.89 0.7% 98.66 97.96 0.7% IHG (1) 100 16,354 88.25 90.95 (3.0%) 96.38 96.56 (0.2%) Sonesta (1) (2) 51 8,862 91.12 90.19 1.0% 100.30 102.52 (2.2%) Wyndham 22 3,579 58.66 67.02 (12.5%) 67.27 70.89 (5.1%) Hyatt 22 2,724 75.74 79.34 (4.5%) 86.93 88.69 (2.0%) Radisson (1) (3) 9 1,939 81.56 83.56 (2.4%) 95.42 96.84 (1.5%) All Hotels Total / Average 326 50,543 $ 86.53 $ 87.85 (1.5%) $ 95.14 $ 95.87 (0.8%) (1) Operating data includes data for certain hotels for periods prior to when we acquired them. (2) Operating data includes data for one hotel for periods prior to when it was managed by Sonesta. (3) Operating data excludes data for certain hotels we sold during the periods presented. "ADR" is average daily rate; "RevPAR" is room revenue per available room. All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data. OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT AND MANAGER AGREEMENT OPERATING HOTEL BY STATISTICS OPERATING Hospitality Properties Trust 31 Supplemental Operating and Financial Data, December 31, 2018

COVERAGE BY OPERATING AGREEMENT AND MANAGER (1) Number of For the Twelve Months Ended Operating Agreement Properties 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 Marriott (no. 1) 53 1.20x 1.20x 1.23x 1.23x 1.25x Marriott (no. 234) 68 1.09x 1.10x 1.11x 1.11x 1.13x Marriott (no. 5) 1 1.05x 1.07x 1.07x 0.96x 0.91x Subtotal Marriott 122 1.13x 1.13x 1.16x 1.15x 1.16x IHG 100 1.06x 1.12x 1.13x 1.13x 1.15x Sonesta 51 0.66x 0.68x 0.71x 0.75x 0.78x Wyndham 22 0.67x 0.75x 0.79x 0.84x 0.84x Hyatt 22 1.04x 1.08x 1.13x 1.12x 1.13x Radisson 9 1.11x 1.10x 1.15x 1.18x 1.15x Subtotal Hotels 326 0.97x 1.01x 1.03x 1.04x 1.06x TA (No. 1) 40 1.66x 1.62x 1.65x 1.65x 1.57x TA (No. 2) 40 1.67x 1.62x 1.61x 1.59x 1.50x TA (No. 3) 39 1.63x 1.57x 1.58x 1.57x 1.49x TA (No. 4) 40 1.51x 1.48x 1.50x 1.49x 1.38x TA (No. 5) 40 1.67x 1.67x 1.68x 1.64x 1.55x Subtotal TA 199 1.63x 1.60x 1.61x 1.59x 1.50x Total 525 1.19x 1.20x 1.22x 1.22x 1.20x Number of For the Three Months Ended Operating Agreement Properties 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 Marriott (no. 1) 53 0.99x 1.38x 1.52x 0.92x 0.99x Marriott (no. 234) 68 0.95x 1.14x 1.30x 0.97x 0.97x Marriott (no. 5) 1 0.86x 1.04x 1.19x 1.10x 0.95x Subtotal Marriott 122 0.96x 1.22x 1.37x 0.96x 0.98x IHG 100 0.82x 1.20x 1.27x 0.94x 1.06x Sonesta 51 0.50x 0.68x 0.93x 0.51x 0.60x Wyndham 22 0.42x 0.99x 0.98x 0.29x 0.73x Hyatt 22 0.71x 0.95x 1.43x 1.06x 0.87x Radisson 9 0.79x 1.34x 1.32x 1.00x 0.73x Subtotal Hotels 326 0.77x 1.08x 1.22x 0.83x 0.90x TA (No. 1) 40 1.64x 1.71x 1.70x 1.57x 1.51x TA (No. 2) 40 1.67x 1.74x 1.70x 1.57x 1.48x TA (No. 3) 39 1.67x 1.72x 1.66x 1.49x 1.42x TA (No. 4) 40 1.44x 1.54x 1.58x 1.48x 1.33x TA (No. 5) 40 1.56x 1.70x 1.77x 1.66x 1.53x Subtotal TA 199 1.59x 1.68x 1.69x 1.56x 1.46x Total 525 1.04x 1.28x 1.38x 1.07x 1.09x COVERAGE BY OPERATING AGREEMENT AND MANAGER AGREEMENT OPERATING COVERAGE BY (1) We define coverage as combined total property level revenues minus all property level expenses and FF&E reserve escrows that are not subordinated to minimum returns or rents due to us, divided by the minimum returns or rents due to us (which data is provided to us by our managers or tenants). Coverage amounts for our IHG, Sonesta, Radisson and TA No. 4 agreements include data for certain hotels and travel centers for periods prior to when we acquired ownership of them. Coverage amounts for our Sonesta agreement include data for one hotel prior to when it was managed by Sonesta. Coverage amounts for our Radisson agreement exclude data for certain hotels we sold during the periods presented. All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants’ operating data. Hospitality Properties Trust 32 Supplemental Operating and Financial Data, December 31, 2018